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                                                      ITEM 14(a)3, EXHIBIT 23.2



CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS




    We hereby consent to the references to our firm in the Annual Report of Tesoro Petroleum Corporation on Form 10-K for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission in Washington, D.C. pursuant to the Securities Exchange Act of 1934.





                                       NETHERLAND, SEWELL & ASSOCIATES, INC.




                                       By:  /s/ FREDERIC D. SEWELL
                                          -----------------------------------
                                                Frederic D. Sewell
                                                   President


Dallas, Texas
March 25, 1998